Variable Annuity Portfolios

On Behalf of

Smith Barney Small Cap Growth Opportunities Portfolio

SUPPLEMENT DATED NOVEMBER 12, 2004

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 29, 2004, AS AMENDED

The following information supercedes the disclosure in the Prospectus and Statement of Additional Information of Smith Barney Small Cap Growth Opportunities Portfolio, a series of Variable Annuity Portfolios. Defined terms have the same meaning as set forth in the Prospectus and Statement of Additional Information.

Effective November 12, 2004, Vincent Gao is primarily responsible for overseeing the day-to-day operation of Smith Barney Small Cap Growth Opportunities Portfolio and will have the ultimate authority to make portfolio decisions. He will work with a team of sector analysts who are responsible for stock selection in one or more industries. Mr. Gao is an Executive Vice President of the Company and a Director of Salomon Brothers Asset Management. Mr. Gao has over 9 years of investment management experience and has been employed by Citigroup Asset Management since 1999.

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